UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Proxy Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant [  ]

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[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ] Definitive Proxy Statement

[   ] Definitive Additional Materials

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GENOSYS, INC.

(Name of Registrant as Specified In Its Charter)

_______________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2

GENOSYS, INC.

280 W. Riverpark Dr., Suite 300

Provo, Utah 84604

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 27, 2007

NOTICE is hereby given that the Annual Meeting of Stockholders of GeNOsys, Inc. (“GeNOsys” or the “Company”) will be held at the Hampton Inn located at 851 West 1250 South, Orem, Utah 84058, at 10:00 a.m. MDT on June 27, 2007, for the following purposes:

1. To elect three members of the Board of Directors for terms of one to three years; and

2. To amend GeNOsys’ Articles of Incorporation to increase the number of shares of common stock that are authorized for issuance by 50,000,000 shares, bringing the total number of shares of common stock authorized to 100,000,000;

3. To approve the GeNOsys, Inc. 2007 Stock Option Plan; and

4. To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on May __, 2007, as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.   Only holders of record of common stock of GeNOsys at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

By order of the Board of Directors

/s/ Christie Jones

Secretary

May 21, 2007

CURRENT MEMBERS OF MANAGEMENT OWN SUFFICIENT VOTING SECURITIES TO ELECT ALL DIRECTORS, ADOPT THE AMENDMENTS TO THE ARTICLES OF INCORPORATION AND TO ADOPT THE 2007 STOCK OPTION PLAN, AND INTEND TO VOTE FOR ALL MATTERS COVERED IN THIS INFORMATION STATEMENT; ACCORDINGLY, NO PROXIES ARE BEING SOLICITED.  HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU MAY DESIRE TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, SO YOUR VOTE ON ALL MATTERS PRESENTED CAN BE PRESENTED.  IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

Information Statement for the

Annual Meeting of Stockholders of

GENOSYS, INC.

280 W. Riverpark Dr., Suite 300

Provo, UT 84604

To Be Held Wednesday June 27, 2007

TABLE OF CONTENTS

VOTING RIGHTS AND SOLICITATION	3

Voting	3
Vote Required	3
Proxy Solicitation Costs	4
Recommendation of the Board of Directors	4

PROPOSAL 1: ELECTION OF DIRECTORS	4

Composition of the Board of Directors	4
Information about the Directors and Nominees	4
Nominee for Class I Director (Term Expiring in 2008)	5
Nominee for Class II Director (Term Expiring in 2009)	5
Nominee for Class III Director (Term Expiring in 2010)	5
Corporate Governance Guidelines	5
Code of Ethics	5
Director Independence	5
Communications with the Board	6
Meetings and Committees of the Board	6
Recommendation of the Board of Directors	6

PROPOSAL 2: APPROVAL OF AMENDMENT TO ARTICLES
OF INCORPORATION	6

Recommendation of the Board of Directors	7

PROPOSAL 3: APPROVAL OF THE GENOSYS 2007 STOCK OPTION PLAN	7

Description of Principal Features of the 2007 Option Plan	7
General	8
Certain Federal Tax Consequences	9
Incentive Stock Options	9
Nonqualified Stock Options	9
Recommendation of the Board of Directors	9

EXECUTIVE OFFICERS	9

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS	11

SUMMARY COMPENSATION TABLE	12

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END	13

TERMINATION AND CHANGE OF CONTROL PAYMENTS	14

DIRECTOR COMPENSATION	14

Compensation Paid to Board Members	14
Director Summary Compensation Table	14

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT	14

Security Ownership of Directors and Executive Officers	15

AUDIT COMMITTEE REPORT	15

Report of the Audit Committee	16

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	16

STOCKHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING
OF STOCKHOLDERS	16

OTHER BUSINESS	16

GENOSYS, INC.

280 W. Riverpark Dr., Suite 300

Provo, UT 84604

INFORMATION STATEMENT FOR THE

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Wednesday June 27, 2007

This Information Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of GeNOsys, Inc. (“GeNOsys” or the “Company”) for use at the Annual Meeting of Stockholders of GeNOsys to be held at the Hampton Inn located at 851 West 1250 South, Orem, Utah 84058, at 9:30 A.M. MDT on June 27, 2007, and at any adjournment(s) or postponement(s) thereof (the “Annual Meeting”).  This Information Statement, the enclosed Notice and the enclosed Form of Proxy (Appendix B) are being first mailed to stockholders of GeNOsys on or about May 28, 2007.

VOTING RIGHTS AND SOLICITATION

Voting

The Board of Directors of GeNOsys (the “Board”) has fixed the close of business on May 11, 2007, as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were outstanding 45,668,031 shares of common stock.  Holders of record of GeNOsys’s common stock on the Record Date are entitled to cast one vote per share of common stock that they hold with respect to each matter to e considered by them at the Annual Meeting.

Each share of common stock will be voted in accordance with the instructions indicated in a properly executed proxy.  If no instructions are indicated, such shares will be voted as recommended by the Board.  If any other matters are properly presented to the Annual Meeting for action, the person(s) named in the enclosed form(s) of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.  A stockholder who has given a proxy may revoke it by voting in person at the meeting, or by giving written notice of revocation or a later-dated proxy to the Secretary of GeNOsys at any time before the closing of the polls at the meeting.  Any written notice revoking a proxy should be sent to GeNOsys, Inc., 280 W. Riverpark Dr., Suite 300, Provo, Utah 84604, Attention: Mrs. Christie Jones, Secretary.  At the Annual Meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting and described further in this Proxy Statement.

CURRENT MEMBERS OF MANAGEMENT OWN SUFFICIENT VOTING SECURITIES TO ELECT ALL DIRECTORS, ADOPT THE AMENDMENTS TO THE ARTICLES OF INCORPORATION AND TO ADOPT THE 2007 STOCK OPTION PLAN, AND INTEND TO VOTE FOR ALL MATTERS COVERED IN THIS INFORMATION STATEMENT; ACCORDINGLY, NO PROXIES ARE BEING SOLICITED.  HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU MAY DESIRE TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, SO YOUR VOTE ON ALL MATTERS PRESENTED CAN BE PRESENTED.  IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

Vote Required

The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of common stock is necessary to constitute a quorum at the Annual Meeting.  Shares that reflect abstentions or “broker non-votes” (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting.

In the election of the directors, the nominee for each class receiving the highest number of votes will be elected.  Accordingly, abstentions and broker non-votes will not affect the outcome of the election for directors.

The amendment to GeNOsys’ Articles of Incorporation and the ratification of the approval of the 2007 Stock Option Plan requires an affirmative vote of a majority of the common stock having voting power present in person or represented by proxy at the Annual Meeting and entitled to vote.  In determining whether the amendment to GeNOsys’ Articles of Incorporation and the approval of the 2007 Stock Option Plan have received the requisite number of affirmative votes, abstentions will be counted as shares entitled to vote and will have the same effect as a vote against such approval of the amendment to GeNOsys’s Articles of Incorporation and against approval of the 2007 Stock Option Plan.  Broker non-votes, however, will be treated as not entitled to vote for the purposes of these proposals and will not be counted as votes for or against either proposal.

Proxy Solicitation Costs

GeNOsys will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy and any additional solicitation material that GeNOsys may provide to shareholders.  Copies of solicitation material will be provided to brokerage firms, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners.  Proxies will be solicited through the mail and may be solicited by GeNOsys’s officers, directors and employees in person or by telephone.  They will not receive addition compensation for this effort.

Recommendation of the Board of Directors

The Board recommends that you vote FOR each of the nominees of the Board (Proposal 1), FOR the approval of the amendment to the Articles of Incorporation increasing the number of common stock available thereunder (Proposal 2), and FOR approval of the GeNOsys 2007 Stock Option Plan (Proposal 3).

PROPOSAL 1

ELECTION OF DIRECTORS

Composition of the Board of Directors

Our By-Laws provide for the classification of our board into two or three classes, as nearly equal in number as possible, each to serve a term of three years.  At each Annual Meeting after such classification, the number of directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the second succeeding annual meeting, if there be two classes, or until the third succeeding annual meeting, if there be three classes.  The Board currently consists of three directors.  We are proposing that our directors be divided into three classes, designated as Class I, Class II and Class III.  The Class I director will be elected to a one-year term, the Class II director to a two-year term, and the Class III director to a three-year term.

At this Annual Meeting, three directors will be elected to serve.  Unless the shareholder indicates otherwise, the accompanying proxy will be voted in favor of the following persons:  Clark M. Mower as Class I director, whose term shall expire at the annual meeting of stockholders in 2008; John W.R. Miller as Class II director, whose term shall expire at the annual meeting of stockholders in 2009, and John P. Livingstone as Class III director, whose term shall expire at the annual meeting of stockholders in 2010.  If any of the nominees should be unavailable to serve, which is not now anticipated, the proxies solicited hereby will be voted for such other person as shall be designated by the present Board.  The nominee for each class receiving the highest number of votes at the Annual Meeting will be elected for the term specified.  The term of each director, so elected at each of the succeeding meetings, shall be for a term of three tears.

Information About the Directors and Nominees

The following table and biographical information sets forth certain information with respect to each nominee for election.  The ages of the individuals are provided as of December 31, 2006.

Name	Age	Position
Clark M. Mower	60	Chairman of the Board
John W. R. Miller	55	President and Director
John P. Livingstone	56	Director

Class I:

      Clark M. Mower.   Mr. Mower is a director of our Company and is 60 years old. From January 2005 to the present, Mr. Mower has been the President/CEO and a director of Flexpoint Sensor Systems, Inc., a producer of sensors for automotive and industrial uses.  His responsibilities include all areas of management, including staffing and financial responsibilities of a growing sensor company.  From August 2002 to the present, Mr. Mower has also served as a co-founder and managing member of Polaris Energy, LLC, of Mountain Green, Utah, and Littleton, Colorado, which provides consulting services to companies that are considering divestiture, mergers or acquisitions.  From January 2000 to August 2002, Mr. Mower was Senior Vice President, Mergers and Acquisitions, Merchant Energy Group, with El Paso Energy in Golden, Colorado, where he worked on or lead teams that successfully closed power related acquisitions and divestitures.

Class II:

John W. R. Miller.  Mr. Miller is 55 years old.  In 2003, he co-founded Alberta 1017975 with Christie Woodruff Jones, the predecessor to our Technology Rights.  From 2001 to 2003, Mr. Miller was self-employed.  Mr. Miller was the President and a Co-Founder of Pulmonox Medical Corp., a biotechnology corporation, where he worked from 1990 to 2001. He participated in the FDA approval process for inhaled nitric oxide therapy. Mr. Miller sold his interest in Pulmonox in 2001.  Mr. Miller received a B.S. Degree in Education/Business from Brigham Young University in 1972.

Class III:

John P. Livingstone, Ph.D.  Dr. Livingstone is 56 years old.  In addition to his practice as a psychologist, Dr. Livingstone has served as an educator, both in Canada and the United States, and is currently a professor of Church History and Doctrine in Religious Education at Brigham Young University.  Dr. Livingstone has published and been a contributor to a number of books, as well as writing and/or presenting numerous articles and papers.  His work has earned him recognition among his peers for his distinguished service.  Dr. Livingstone received a B.S. Degree in Biology/Chemistry from the University of Alberta in 1974, a Master of Education degree in Guidance and Counseling from the University of Regina in 1981, and a Doctor of Education degree in Counseling and Personnel Services from Brigham Young University in 1986.

Corporate Governance

Code of Ethics

GeNOsys adopted a Code of Ethics for our Chief Executive Officer and our Chief Financial Officer and filed a copy of our Code of Ethics as an exhibit to our Form 10-KSB for the year ended November 30, 2005.  A copy of our Code of Ethics will be provided, free of charge, upon request to us at the address and telephone number listed on the cover page of this Information Statement.

Director Independence

GeNOsys’s Director Independence Standards have the meaning ascribed to “independent director” in the Nasdaq Stock Market’s Marketplace Rules.

Based on those standards, the Board has determined that each of the following non-employee Directors is independent:

Clark M. Mower

John P. Livingstone

Communications with the Board

Security holders who would like to send communications to the Board may do so by submitting such communications to Keith Merrell at GeNOsys, Inc., 280 W. Riverpark Dr., Suite 300, Provo, Utah 84604 (telephone: 801-623-4751; email: kmerrell@genosysusa.com).  The Board suggests, but does not require, that such submissions include the name and contact information of the security holder making the submission and a description of the matter that is the subject of the communication.  Keith Merrell will then pass such information on to the Board for review.

Meetings and Committees of the Board

The Board held one meeting during 2006.  All directors were in attendance at that meeting.  GeNOsys’s policy is to encourage, but not require, Board members to attend annual stockholder meetings.

Recommendation of the Board of Directors

The Board unanimously recommends a vote FOR the election of each of the nominees listed herein.

PROPOSAL 2

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION

GeNOsys’s Articles of Incorporation currently authorize the issuance of 50,000,000 shares of common stock.  On March 23, 2007, the Board unanimously adopted a resolution setting forth a proposed amendment (the “Amendment”) to Article 3 of GeNOsys’s Articles of Incorporation, subject to shareholder approval, to increase the number of shares of common stock that are authorized for issuance by 50,000,000 shares, bringing the total number of common shares authorized for issuance to 100,000,000.  No changes will be made to the other provisions of GeNOsys’s Articles of Incorporation.  The additional authorized shares of common stock, if and when issued, would have the same rights and privileges as the shares of common stock previously authorized.  As of May __, 2007, the Record Date, there were 45,668,031 shares of our common stock issued and outstanding.

The additional shares of common stock authorized by the Amendment could be issued at the direction of the Board from time to time for any proper corporate purpose, including, without limitation, the acquisition of other business, the raising of additional capital for use in GeNOsys’s business, a split of or dividend on then outstanding shares or in connection with an employee stock option plan or program.  The holders of shares of common stock will not have any such rights to subscribe for the additional common stock proposed to be authorized.  GeNOsys does not anticipate that it will seek authorization from stockholders for issuance of additional shares of common stock unless required by applicable laws or exchange rules.

The proposed increase in the number of authorized shares of common stock could have a number of effects on GeNOsys’ stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares.  The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of GeNOsys more difficult.  For example, additional shares could be issued by GeNOsys so as to dilute the stock ownership or voting rights of persons seeking to obtain control of GeNOsys.  Similarly, the issuance of additional shares to certain persons allied with GeNOsys’s management could have the effect of making it more difficult to remove GeNOsys’s current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.  The subsequent issuance of additional shares of common stock could result in dilution of net income per share and book value per share and the dilution of the voting rights of the common stock.  The Board is not aware of any attempt, or contemplated attempt, to acquire control of GeNOsys, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

There are currently no definitive plans, arrangements, commitments or understandings for the issuance of the additional shares of common stock that are sought to be authorized, except in connection with shares of common stock that would be reserved for the 2007 Stock Option Plan, if approved by stockholders.

The Board is currently investigating strategies to raise additional capital to fund the Company’s operations.  One financing method would be the sale of additional shares of common stock.  The Board believes that the benefits of providing it with the flexibility to issue shares without delay for any proper business purpose outweigh the possible disadvantages of dilution of our outstanding stock and discouragement of unsolicited business combination proposals, and that it is prudent and in the best interests of stockholders to provide the advantage of greater flexibility which will result from the Amendment.

Recommendation of the Board

The Board unanimously recommends a vote FOR the approval of the amendment to the Articles of Incorporation increasing the number of shares of common stock available thereunder.

PROPOSAL 3

APPROVAL OF THE GENOSYS, INC. 2007 STOCK OPTION PLAN

A copy of the 2007 Stock Option Plan is attached to this Proxy Statement as Appendix A and is incorporated herein by reference.  The description below of the 2007 Stock Option Plan is qualified in its entirety by reference to the complete text of the 2007 Stock Option Plan.  Terms not defined herein shall have the meanings set forth in the 2007 Stock Option Plan.

Description of and Principal Features of the 2007 Stock Option Plan

The 2007 Stock Option Plan is intended to afford an incentive to employees, board members and consultants of GeNOsys to acquire or increase a proprietary interest in our Company, to become or continue as employees, board members or consultants, to devote their best efforts on behalf of the Company and to align the interests of such persons with GeNOsys’s stockholders to promote the success of the business.  Additional objectives of the 2007 Stock Option Plan are (i) to broaden the share ownership of the staff of the Company and (ii) to create in effect, a bonus program for key personnel which compensates designated individuals with shares of the Company’s stock.

The 2007 Stock Option Plan will permit GeNOsys to grand “non-qualified stock options” and/or “incentive stock options” to acquire the Company’s common stock.  The total number of shares authorized for the 2007 Stock Option Plan may be allocated by the Board between non-qualified stock options and incentive stock options from time to time, subject to certain requirements of the Internal Revenue Code of 1986 (the “Code”).

A total of 3,000,000 shares will be allocated to the 2007 Stock Option Plan.  No determination has been made, if or in what amounts options grants would be made to any particular person under the 2007 Stock Option Plan.

Award Plan

The grant of options will be dictated by the achievement of a mixture of individual and corporate performance goals determined by the Board or, at the Board’s election, the Compensation Committee (the body administering the 2007 Stock Option Plan is hereinafter referred to as either the Board or the Compensation Committee).  Awards under the 2007 Stock Option Plan will be focused on GeNOsys’s employees, Board members and consultants whose contribution and achievements can make a difference to our financial performance and, hence, indirectly, stockholder value creation.  As of May11_, 2007, we have three Board members.

Awards under the 2007 Stock Option Plan may begin in 2007, although the Board has made no determination with respect thereto.  The specific structure of the 2007 Stock Option Plan for this and subsequent years will be determined by the Board.

The 2007 Stock Option Plan authorizes the Board to grant “incentive stock options,” (“ISO’s”) within the meaning of Section 422 of the Code and non-qualified stock options (“NQSO’s”), pursuant to the applicable terms and conditions of the 2007 Stock Option Plan and of the agreement evidencing such grant.  The aggregate fair market value of the ISO’s granted to any one optionee under the Plan, or any similar plan, that first becomes exercisable in any calendar year, may not exceed $100,000.

The option exercise price per share for an incentive stock option may not be less than the fair market value of a share of common stock on the date on which the option is granted.  There are no other minimum requirements with respect to minimum exercise prices.  Each option agreement will provide the exercise schedule for the option as determined by the Board (which may include a requirement for achieving performance goals), provided that the Board shall have the authority to accelerate the exercisability of any outstanding option at such time and under such circumstances as it, in its sole discretion, deems appropriate.  The exercise period can be up to ten years from the date of the grant of the option as determined by the Board, provided, however, that in the case of an ISO, such exercise period shall not exceed ten years from the date of grant of such option as allowed by the Code.  The exercise period shall be subject to early termination and accelerated vesting as provided in the 2007 Stock Option Plan.  Generally, it is anticipated that options granted under the 2007 Stock Option Plan will vest on a basis determined appropriate by the Board, including consideration of length of service for GeNOsys employees.

Options granted under the 2007 Stock Option Plan will not be transferable other than by will or by the laws of descent and distribution or to a beneficiary upon the death of a grantee, and such options that may be exercisable shall be exercised during the lifetime of the grantee only by the grantee or his or her guardian or legal representative, except as otherwise provided in the Plan.

General

The Option Plan is intended to satisfy the requirements of Rule 16b-3 promulgated under Section 16 of the Exchange Act (“Rule 16b-3”) and, with respect to ISO’s, to generally serve as a qualified performance-based compensation program under OBRA. However, the compensation received by certain individuals under the Company’s 2007 Stock Option Plan may fall outside the deductibility limitations of OBRA if the Company is successful as reflected in the Company’s stock price and/or income.

The 2007 Stock Option Plan will be administered by the Board. The Board determines (i) which employees/independent contractors of the Company and its subsidiaries shall be granted an option to acquire of Common Stock of the Company; (ii) the number of shares into which the option is exercisable; (iii) the amount to be paid by a grantee upon exercise of an option or award; (iv) the time or times and the conditions subject to which options or awards may be made and become exercisable; and (v) the form of consideration that may be used to pay for shares issued upon exercise thereof. The Board is also responsible for other questions involving the administration and interpretation of the 2007 Stock Option Plan.

The Board may from time to time suspend, terminate, modify or amend the 2007 Stock Option Plan, but may not, without the approval of the Company’s stockholders, increase the aggregate number of shares of common stock subject to the 2007 Stock Option Plan (except for increases due to certain adjustments), decrease the minimum exercise price specified by the 2007 Stock Option Plan in respect of ISO’s or change the class of persons eligible to receive options or awards under the 2007 Stock Option Plan or adopt any amendment for which stockholder approval is required under applicable Utah law.

The Board may terminate the 2007 Stock Option Plan at any time. The termination of the 2007 Stock Option Plan will not alter or impair any rights or obligations under any option or award previously granted under the 2007 Stock Option Plan.

The selection of the eligible individuals who will receive options under the 2007 Stock Option Plan, upon approval of the 2007 Stock Option Plan by stockholders, and the size and type of options is generally to be determined by the Board  in its discretion. No options or awards have been made or granted under the 2007 Stock Option Plan, nor are any such options or awards now determinable. Thus, it is not possible to predict the benefits or amounts that will be received by or allocated to particular individuals or groups of employees.

Certain Federal Tax Consequences

The following is a brief summary of the principal federal income tax consequences under current federal income tax laws relating to options granted under the Option Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income tax consequences.

Incentive Stock Options

The Company understands the federal income tax consequences of ISO’s to be generally as follows: an employee receiving an ISO will not be in receipt of taxable income upon the grant of the ISO or upon its timely excise. Exercise of an ISO will be timely if made during its term and if the optionee remains an employee of the Company or its subsidiaries at all times during the period beginning on the date of the grant of the ISO and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled optionee). Exercise of an ISO will also be timely if made at any time (provided it is exercisable by its terms) by the legal representative of an optionee who dies (i) while in the employ of the Company or its subsidiaries or (ii) within three months after termination of employment. The 2007 Stock Option Plan, however, limits the right of the legal representative of any optionee who has died within one month of his or her termination of employment. Upon ultimate sale of the stock received upon such exercise, except as noted below, the optionee will recognize capital gain or loss (if the stock is a capital asset of the optionee) equal to the difference between the amount realized upon such sale and the option exercise price. The Company, under these circumstances, will not be entitled to any federal income tax deduction in connection with either the exercise of the ISO or the sale of such stock by the optionee.

If, however, the stock acquired pursuant to such exercise of an ISO is disposed of by the optionee prior to the expiration of two years from the date of grant of the option or one year from the date that such stock is transferred to the optionee upon exercise (a “disqualifying disposition”), any gain realized by the optionee generally will be taxable at the time of such disqualifying disposition as follows: (i) as ordinary income to the extent of the difference between the option exercise price and the lesser of the fair market value of the stock on the date the ISO is exercised and the amount realized on such disqualifying disposition and (ii) if the stock is a capital asset of the optionee, as capital gain to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the stock on the date that governs the determination of his or her ordinary income. In such case, the Company may claim a federal income tax deduction at the time of such disqualifying disposition for the amount taxable to the optionee as ordinary income, provided the Company satisfies certain tax information reporting requirements.

The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the option exercise price will constitute an item of tax preference for purposes of the “alternative minimum tax” set forth in the Code.

Nonqualified Stock Options

In the case of NQSO’s, the Company understands that the optionee will not generally be taxed upon grant of any such option. Rather, at the time of exercise of an NQSO, the optionee will, except as noted below, realize ordinary income for federal tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the option exercise price. The Company will generally be entitled to a tax deduction at such time and in the same amount that the optionee realizes ordinary income, provided the Company satisfies certain tax information reporting requirements. If stock so acquired is later sold or exchanged, then the difference between the sales price and the fair market value of such stock on the date of exercise of the option is generally taxable as long-term capital gain or loss if such stock is held for a sufficient period of time.

Recommendation of the Board

The Board unanimously recommends a vote FOR the approval of the 2007 Stock Option Plan.

 EXECUTIVE OFFICERS

Set forth below is certain information concerning each of our directors and executive officers as of May 11, 2007.

Name	Age	Position	With the Company Since
John W.R. Miller	55	President and Director	2005
Keith L. Merrell	61	Chief Financial Officer, Treasurer and General Manager	2007
Christie Jones	24	Secretary	2005

_______________

Set forth below is the business background of each of our executive officers.  Information on the business background of Mr. John W.R. Miller is set forth above under the caption “Election of Directors.”

Keith L. Merrell.  Mr. Merrell is our Chief Financial Officer, Treasurer and General Manager.  He joined us in February 2007. Mr. Merrell draws on 28 years of accounting experience to manage all of our accounting functions and to interface with our independent public accountants.  He spent two years in the field of public accounting, and served as Chief Financial Officer or Controller of five companies prior to his joining us.  His business career also includes extensive experience in management, sales and marketing, and consulting.  He served as both Chief Financial Officer and Controller of Specialized Products International, Inc, a manufacturer of safety medical devices, from 2000 to 2007, and as Vice President – Western Operations for Michelex, an injection molding company with corporate headquarters in New York, from 1998 to 2000.  From 1991 to 1998 he served as Director of Finance for The Duplication Group, planning, implementing and bringing online the first CD manufacturing facility in the intermountain area.  He graduated from Arizona State University with a BS degree in Accounting.

Christie M. Woodruff Jones. Ms. Jones serves as our Secretary and served for a time as one of our directors.

Ms. Jones co-founded Alberta 1017975 and served as its President.  In the fall of 2003, she became the President of GeNOsys Canada, a biotechnology corporation.  Ms. Jones in the past served as an Executive Assistant to John W.R. Miller.  She currently serves as a consultant to the Company.  Her responsibilities included tracking nitric oxide research projects, supervising manufacturing contractors, payroll, schedule, and supervision of personnel.  Ms. Jones studied mathematics at Grant MacEwan Community College in Edmonton, Alberta, Canada.

Our executive officers are elected by the Board on an annual basis and serve at the discretion of the Board.

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COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation Discussion and Analysis

Compensation Objectives

Our compensation philosophy is to align executive compensation with the interests of stockholders, attract, retain and motivate a highly competent team of executives, and link pay to performance.

Base Salary

Base salaries for our executives depend on the scope of their responsibilities and their performance.  Base salary is designed to compensate the executives for services rendered during the year.  These salaries are compared to amounts paid to the executive’s peers outside our Company.  As we have not yet established a Compensation Committee, salary levels are typically reviewed annually by the Board of Directors performance review process, with increases based on the assessment of the performance of the executive.

Long-term Compensation

The Board of Directors determined that long-term incentive compensation would be in the form of stock options granted.  At this 2007 Annual Meeting, stockholders will have the opportunity to vote on the 2007 Stock Option Plan the Board of Directors recommends putting in place and implementing to provide long-term compensation to directors and employees of the company.

Perquisites

The only material perquisite provided to our executive officers is reimbursement for use of a personal automobile while engaged on company business.

Retirement Benefits

As a development stage company, we have no retirement benefits currently in place.  It is the intent of the company to add such benefits at a future date.

Employee agreements

The Company does not currently have employment agreements with its executive officers.

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SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid or earned by each of the named executive officers for the fiscal year ended November 30, 2006.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
John W.R. Miller, President and Director	2006 (1)	$120,000	0	0	0	0	0	0	$120,000
Michael J. Holman, Chief Financial Officer	2006 (2)	$ 8,462	0	0	0	0	0	0	$ 8,462
Christie M. Jones, Sec/Treas. and Director	2006 (3)	$ 62,030	0	0	0	0	0	0	$ 62,030

(1)  John W.R. Miller, beginning November 1, 2005, receives an annual salary of $120,000 to serve as President and a Director.

(2) Compensation for Michael J. Holman represents earnings from his hire date of November 1, 2006 through November 30, 2006.  (His employment ended on December 31, 2006).

(3) Christie M. Jones was paid $30 per hour for each hour worked during 2006 for her services as Secretary/Treasurer.

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Outstanding Equity Awards at Fiscal Year-End Table

	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Inventive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Exercise Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value Of Shares Or Units Of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number Of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market Or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
John W.R. Miller, President and Director	0	0	0	0	0	0	0	0	0
Christie Jones, Sec/Treas. and Director	0	0	0	0	0	0	0	0	0
Clark M. Mower, Director	0	0	0	0	0	0	0	0	0

Note:  None of the above Officers or Directors are currently planned to receive awards under the proposed Employee Stock Incentive Plan,

Termination and Change of Control Payments

The Company does not currently have employment agreements with its executive officers and there are no agreements providing for severance should a change of control take place.

Director Compensation

Cash Compensation Paid to Board Members

During the year ended November 30, 2006, non-executive board members received $2,500 per month for services rendered.  An additional payment of $ 500 per month is awarded for non-employees serving as Chairman of the Board.  All directors are entitled to reimbursement of reasonable out-of-pocket travel related expenses incurred in the performance of their duties as board members.

Director Summary Compensation Table

The table below summarizes the compensation paid by GeNOsys to its  non-employee Director for the fiscal year ended November 30, 2006.

Name (1) (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value And Nonqualified Deferred Compensation Earnings (f)	All Other Compensation ($) (g)	Total ($) (h)
Clark M. Mower	$30,000	0	0	0	0	0	$30,000

(1) John W.R. Miller, GeNOsys’s President and Chief Executive Officer and Christie Jones, GeNOsys’s Secretary/Treasurer are not included in this table as they are employees or consultants of GeNOsys and thus receive no compensation for their services as Directors.  The amounts earned by them as employees/consultants of GeNOsys are shown in the Summary Compensation Table on page 12.

Security Ownership of Management and Certain Beneficial Owners

The following table sets forth information, as of April 20, 2007, concerning:

• Each person whom we know beneficially owns more than five percent of our common stock,

• Each of our directors,

• Each of our named executive officers, and

• All of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission.  Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 45,668,031 shares of common stock outstanding at May 11, 2007.  Beneficial ownership representing less than one percent is denoted with an “*”.

The information provided in the table is based on our records, information filed with the Securities and Exchange Commission and information provided to GeNOsys, where otherwise noted.

Name and Address		Number of Shares Beneficially Owned	Percentage of Class
John W. R. Miller (1) 5063 N. Riverpark Way Provo, Utah 84604	President and Director	25,093,592	54.9%

Christie Melanie Woodruff Jones (1) 5063 N. Riverpark Way Provo, Utah 84604	Secretary/Treasurer and Director	195,000	*

Clark M. Mower 5509 Mountain View Drive Mountain Green, Utah 84050	Director	8,357,864	18.3%

Smith Consulting Services, Inc. 455 East 500 South, #201 Salt Lake City, Utah 84111	Stockholder	3,337,821	7.3%

Total		36,984,277	81.0%

(1)  These amounts include 120,000 shares which are jointly owned by John W.R. Miller and Christie Melanie Jones.

Audit Committee Disclosure

The Company has not yet formed an Audit Committee.  Therefore, the Board of Directors takes responsibility for those functions which would be performed by the Audit Committee, including:

• establishing policies and procedures for appointing, reviewing, and overseeing the performance and independence of the independent registered public accounting firm (independent auditors);

• reviewing with independent auditors and financial management of GeNOsys and approving the plan and scope of the audit and permissible audit related work;

• pre-approving all audit and permissible non-audit fees;

• reviewing and approving the guidelines established for the dissemination of financial information;

• holding meetings periodically with the independent auditors and management to review and monitor the adequacy and effectiveness of reporting, internal controls, risk assessment, and compliance with Company policies;

• reviewing consolidated financial statements and disclosures;

• reviewing with management and independent auditors and approving disclosure controls and procedures and accounting principles and practices; and

• performing other functions or duties deemed appropriate.

Report of the Audit Committee

In connection with the financial statements for the fiscal year ended November 30, 2006, the Board of Directors has:

(1)  reviewed and discussed the audited financial statements with management,

(2) Discussed with Mantyla McReynolds LLC, GeNOsys’s independent registered certified public accounting firm (the “Auditors”), the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, and

(3) Received the written disclosure and letter from the Auditors relating to the matters required by Independence Standards Board Standard No. 1.

Based upon these reviews and discussions, the Board of Directors approved that GeNOsys’s audited financial statements be included in the Annual Report on Form 10-KSB for the year ended November 30, 2006, filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Clark M. Mower

John W.R. Miller

John P. Livingstone

Section 16(a) Beneficial Ownership Reporting Compliance

GeNOsys’s executive officers, Directors and 10% stockholders are required under the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York and Chicago Stock Exchanges.  Copies of these reports must also be furnished to GeNOsys.

Based solely on a review of the copies of reports furnished to GeNOsys, or written representations that no reports were required, GeNOsys believes that during the fiscal year ended November 30, 2006, its executive officers, Directors and 10% holders complied with all riling requirements.

Stockholder Proposals for the 2008 Annual Meeting of Stockholders

If any stockholder intends to present a proposal to be considered for inclusion in GeNOsys’s proxy material in connection with the 2008 Annual Meeting of Stockholders, the proposal must be in proper form (per SEC Regulation 14A, Rule 14a-8—Stockholder Proposals) and received by the Secretary of GeNOsys on or before January 31, 2008.  Stockholder proposals to be presented at the 2008 Annual Meeting of Stockholders which are not to be included in GeNOsys’s proxy materials must be received by GeNOsys no later than February 28, 2008.

Other Business

GeNOsys’s management does not know of any other matter to be presented for action at the Annual Meeting.  If any other matter should be properly presented at the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Christie M. Jones

Secretary

APPENDIX A

GENOSYS, INC. 2007 STOCK OPTION PLAN

1. Purposes of the Plan.  The purposes of this 2007 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business.  Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code and the regulations and interpretations promulgated thereunder.

2. Definitions.  As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or its Committee appointed pursuant to Section 4 of the Plan.

(b) “Affiliate” means a business entity other than a Subsidiary (as defined below) which, together with the Company, is under common control of a third person or entity.

(c) “Applicable Laws” means the legal requirements relating to the administration of stock option and restricted stock purchase plans, including under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, other U.S. federal and state laws, the Code, any Stock Exchange rules or regulations and the applicable laws, rules and regulations of any other country or jurisdiction where Options are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” for termination of a Participant’s Continuous Service Status will exist if the Participant is terminated by the Company for any of the following reasons:  (i) Participant’s willful failure substantially to perform his or her duties and responsibilities to the Company or deliberate violation of a Company policy; (ii) Participant’s commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to the Company; (iii) unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful breach of any of his or her obligations under any written agreement or covenant with the Company.  The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant.  The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time as provided in Section 5(d) below, and the term

“Company” will be interpreted to include any Subsidiary, Parent or Affiliate, as appropriate.

(f) "Change of Control" means (1) a sale of all or substantially all of the Company’s assets, or (2) any merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction, or (3) the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company.  A Change of Control, however, shall not be considered to have occurred until all conditions precedent to the transaction, including but not limited to, all required regulatory approvals have been obtained.

(g) “Code” means the Internal Revenue Code of 1986, as amended.

(h) “Committee” means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 below.

(i) “Common Stock” means the Common Stock of the Company.

(j) “Company” means GENOSYS, Inc., a Utah corporation.

(k) “Consultant” means any person, including an advisor, who is engaged by the Company or any Parent, Subsidiary or Affiliate to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.

(l) “Continuous Service Status” means the absence of any interruption or termination of service as an Employee, Director or Consultant.  Continuous Service Status as an Employee, Director or Consultant shall not be considered interrupted in the case of:  (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Parents, Subsidiaries, Affiliates or their respective successors.  A change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Service Status.

(m) "Corporate Transaction" means a sale of all or substantially all of the Company’s assets, or a merger, consolidation or other capital reorganization or business combination transaction of the Company with or into another corporation, entity or person, or the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company.

(n) “Director” means a member of the Board.

(o) “Employee” means any person employed by the Company or any Parent, Subsidiary or Affiliate, with the status of employment determined based upon such factors as are deemed appropriate by the Administrator in its discretion, subject to any requirements of the Code or the Applicable Laws.  The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q) “Fair Market Value” means, as of any date, the fair market value of the Common Stock, as determined by the Administrator in good faith on such basis as it deems appropriate and applied consistently with respect to Participants.  The Administrator my look to the three week prior average trading price for the Shares as a guide in determining fair market value but shall be free to make such increases or decreases in such average as the Administrator determines necessary in determining fair market value so as to take into consideration such factors as blockage, spikes in trading price and other similar factors.

(r) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Option Agreement.

(s)  “Listed Security” means any security of the Company that is listed or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

(t) “Named Executive” means any individual who, on the last day of the Company’s fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer).  Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

(u) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Option Agreement.

(v) “Option” means a stock option granted pursuant to the Plan.

(w) “Option Agreement” means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of an Option granted under the Plan and includes any documents attached to or incorporated into such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

(x) “Option Exchange Program” means a program approved by the Administrator whereby outstanding Options are exchanged for Options with a lower exercise price or are amended to decrease the exercise price as a result of a decline in the Fair Market Value of the Common Stock.

(y) “Optioned Stock” means the Common Stock subject to an Option.

(z) “Optionee” means an Employee, Director or Consultant who receives an Option.

(aa) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

(bb) “Participant” means any holder of one or more Options, or the Shares issuable or issued upon exercise of such Options, under the Plan.

(cc) “Plan” means this 2007 Stock Option Plan.

 (dd) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

(ee) “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(ff) “Stock Exchange” means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

(gg) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

(hh) “Ten Percent Holder” means a person who owns stock representing more than ten percent (10%) of the voting power of all classes of stock, issued and outstanding, of the Company or any Parent or Subsidiary.

3. Stock Subject to the Plan.  Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that may be sold under the Plan is Three Million (3,000,000) Shares of Common Stock.  The Shares may be authorized, but unissued or reacquired Common Stock.  If an award should expire or become unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.  In addition, any Shares of Common Stock which are retained by the Company upon exercise of an award in order to satisfy the exercise or purchase price for such award or any withholding taxes due with respect to such exercise or purchase shall be treated as not issued and shall continue to be available under the Plan.  Shares issued under the Plan and later repurchased by the Company pursuant to any repurchase right which the Company may have shall be available for future grant under the Plan.

4. Administration of the Plan.

(a) General.  The Plan shall be administered by the Board or a Committee, or a combination thereof, as determined by the Board.  The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by the Applicable Laws, the Board may authorize one or more officers to make awards under the Plan.

(b) Committee Composition.  If a Committee has been appointed pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.  From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee administering the Plan in accordance with the requirements of Rule 16b-3 or Section 162(m) of the Code, to the extent permitted or required by such provisions.  The Committee shall in all events conform to any requirements of the Applicable Laws.   The Committee may be composed of employee/Director(s), non-employee/Director(s) and/or major shareholder(s) of the Company who is (are) not a Director.

(c) Powers of the Administrator.  Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(q) of the Plan, provided that such determination shall be applied consistently with respect to Participants under the Plan;

(ii) to select the Employees, Directors and Consultants to whom Options may from time to time be granted;

(iii) to determine whether and to what extent Options are granted;

(iv) to determine the number of Shares of Common Stock to be covered by each award granted;

(v) to approve the form(s) of agreement(s) used under the Plan;

(vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, which terms and conditions include but are not limited to the exercise or purchase price, the time or times when awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, any pro rata adjustment to vesting as a result of a Participant’s transitioning from full- to part-time service (or vice versa), and any restriction or limitation regarding any Option, Optioned Stock or restricted stock issued upon exercise of an Option, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vii) to determine whether and under what circumstances an Option may be settled in cash under Section 9(c) instead of Common Stock;

(viii) to implement an Option Exchange Program on such terms and conditions as the Administrator in its discretion deems appropriate, provided that no amendment or adjustment to an Option that would materially and adversely affect the rights of any Optionee shall be made without the prior written consent of the Optionee;

(ix) to adjust the vesting of an Option held by an Employee, Director or Consultant as a result of a change in the terms or conditions under which such person is providing services to the Company;

(x) to construe and interpret the terms of the Plan and awards granted under the Plan, which constructions, interpretations and decisions shall be final and binding on all Participants; and

(xi) in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options to Participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

5. Eligibility.

(a) Recipients of Grants.  Nonstatutory Stock Options may be granted to Employees, Directors and Consultants who have the capacity to contribute to the success of the Company.  Incentive Stock Options may be granted only to Employees, provided that Employees of Affiliates shall not be eligible to receive Incentive Stock Options.

(b) Type of Option.  Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.

(c) ISO $100,000 Limitation.  Notwithstanding any designation under Section 5(b), to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.  For purposes of this Section 5(c), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

(d) No Employment Rights.  The Plan shall not confer upon any Participant any right with respect to continuation of an employment or consulting relationship with the Company, nor shall it interfere in any way with such Participant’s right or the Company’s right to terminate the employment or consulting relationship at any time for any reason.

6. Term of Plan.  The Plan shall become effective upon its adoption by the Board of Directors.  It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

7. Term of Option.  The term of each Option shall be the term stated in the Option Agreement; provided that the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Incentive Stock Option granted to a person who at the time of such grant is a Ten Percent Holder, the term of the Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

8. Option Exercise Price and Consideration.

(a) Exercise Price.  The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator and set forth in the Option Agreement, but shall be subject to the following:

(i) In the case of an Incentive Stock Option

(A) granted to an Employee who at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant; or

(B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Nonstatutory Stock Option to any eligible person, the per share Exercise Price shall be such price as determined by the Administrator.

(iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

(b) Permissible Consideration.  The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash or its equivalent; (2) check; (3)  other Shares that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised; (4) if, as of the date of exercise of an Option the Company then is permitting employees to engage in a “same-day sale” cashless brokered exercise program involving one or more brokers, through such a program that complies with the Applicable Laws (including without limitation the requirements of Regulation T and other applicable regulations promulgated by the Federal Reserve Board) and that ensures prompt delivery to the company of the amount required to pay the exercise price and any applicable withholding taxes; (5) use of the build-in equity value of an Option resulting in reducing the number of net Shares that will be received as a result of the exercise of such Option, or (6) any combination of the foregoing methods of payment.  In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Administrator may, in its sole discretion, refuse to accept a particular form of consideration at the time of any Option exercise.

9. Exercise of Option.

(a) General.

(i) Exercisability.  Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, consistent with the term of the Plan and reflected in the Option Agreement, including vesting requirements and/or performance criteria with respect to the Company and/or the Optionee.

(ii) Leave of Absence. The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such unpaid leave (unless otherwise required by the Applicable Laws).  In the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Options to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

(iii) Minimum Exercise Requirements.  An Option may not be exercised for a fraction of a Share.  The Administrator may require that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent an Optionee from exercising the full number of Shares as to which the Option is then exercisable.

(iv) Procedures for and Results of Exercise.  An Option shall be deemed exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised.  Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan, provided that the Administrator may, in its sole discretion, refuse to accept any form of consideration at the time of any Option exercise.

Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(v) Rights as Shareholder.  Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

(b) Termination of Employment or Consulting Relationship.  Except as otherwise set forth in this Section 9(b), the Administrator shall establish and set forth in the applicable Option Agreement the terms and conditions upon which an Option shall remain exercisable, if at all, following termination of an Optionee’s Continuous Service Status, which provisions may be waived or modified by the Administrator at any time.  Unless the Administrator otherwise provides in the Option Agreement, to the extent that the Optionee is not vested in Optioned Stock at the date of termination of his or her Continuous Service Status, or if the Optionee (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Option Agreement or below (as applicable), the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan.  In no event may any Option be exercised after the expiration of the Option term as set forth in the Option Agreement (and subject to Section 7).

The following provisions (1) shall apply to the extent an Option Agreement does not specify the terms and conditions upon which an Option shall terminate upon termination of an Optionee’s Continuous Service Status, and (2) establish the minimum post-termination exercise periods that may be set forth in an Option Agreement:

(i) Termination other than Upon Disability or Death or for Cause.  In the event of termination of Optionee’s Continuous Service Status other than under the circumstances set forth in subsections (ii) through (iv) below, such Optionee may exercise an Option for 30 days following such termination to the extent the Optionee was vested in the Optioned Stock as of the date of such termination.  No termination shall be deemed to occur and this Section 9(b)(i) shall not apply if (i) the Optionee is a Consultant who becomes an Employee, or (ii) the Optionee is an Employee who becomes a Consultant.

(ii) Disability of Optionee.  In the event of termination of an Optionee’s Continuous Service Status as a result of his or her disability (including a disability within the meaning of Section 22(e)(3) of the Code), such Optionee may exercise an Option at any time within twelve months following such termination to the extent the Optionee was vested in the Optioned Stock as of the date of such termination.

(iii) Death of Optionee.  In the event of the death of an Optionee during the period of Continuous Service Status since the date of grant of the Option, or within thirty days following termination of Optionee’s Continuous Service Status, the Option may be exercised by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance at any time within twelve months following the date of death, but only to the extent the Optionee was vested in the Optioned Stock as of the date of death or, if earlier, the date the Optionee’s Continuous Service Status terminated.

(iv) Termination for Cause.  In the event of termination of an Optionee’s Continuous Service Status for Cause, any Option (including any exercisable portion thereof) held by such Optionee shall immediately terminate in its entirety upon first notification to the Optionee of termination of the Optionee’s Continuous Service Status.  If an Optionee’s employment or consulting relationship with the Company is suspended pending an investigation of whether the Optionee shall be terminated for Cause, all the Optionee’s rights under any Option likewise shall be suspended during the investigation period and the Optionee shall have no right to exercise any Option.

(c) Buyout Provisions.  The Administrator may at any time buy out for a payment in cash or Shares unexercised Options previously granted under the Plan based on the then fair market value of such Options and Shares as determined by the Administrator.  The fair market value of such Option in any such buyout shall be equal to the fair market value of the Shares that may be purchased by the Option, as determined by the Administrator, less the Option’s strike price for said Shares.

10. Taxes.

(a) As a condition of the grant, vesting or exercise of an Option granted under the Plan, the Participant (or in the case of the Participant’s death, the person exercising the Option) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with such grant, vesting or exercise of the Option or the issuance of Shares.  The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.  If the Administrator allows the withholding or surrender of Shares to satisfy a Participant’s tax withholding obligations under this Section 10 (whether pursuant to Section 10(c), (d) or (e), or otherwise), the Administrator shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

(b) In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option.

(c) This Section 10(c) shall apply only after the date, if any, upon which the Common Stock becomes a Listed Security.  In the case of Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld.  For purposes of this Section 10, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the “Tax Date”).

(d) If permitted by the Administrator, in its discretion, a Participant may satisfy his or her tax withholding obligations upon exercise of an Option by surrendering to the Company Shares that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld.  In the case of shares previously acquired from the Company that are surrendered under this Section 10(d), such Shares must have been owned by the Participant for more than six (6) months on the date of surrender (or such other period of time as is required for the Company to avoid adverse accounting charges).

(e) Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 10(c) or (d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator.  Any election by a Participant under Section 10(d) above must be made on or prior to the applicable Tax Date.

(f) In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

11. Non-Transferability of Options.

(a) General.  Except as set forth in this Section 11, Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution.  The designation of a beneficiary by an Optionee will not constitute a transfer.  An Option may be exercised, during the lifetime of the holder of an Option, only by such holder or a transferee permitted by this Section 11.

(b) Limited Transferability Rights.  Notwithstanding anything else in this Section 11, the Administrator may in its discretion grant Nonstatutory Stock Options that may be transferred by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or pursuant to domestic relations orders to "Immediate Family Members" (as defined below) of the Optionee. "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) own more than fifty percent of the voting interests.

12. Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions.

(a) Changes in Capitalization.  Subject to any action required under Applicable Laws by the shareholders of the Company, the number of Shares of Common Stock covered by each outstanding Option and the number of Shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option.

(b) Dissolution or Liquidation.  In the event of the dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such action, unless otherwise determined by the Administrator.

(c) Corporate Transaction.  In the event of a Corporate Transaction (including without limitation a Change of Control), each outstanding Option shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation (the “Successor Corporation”), unless the Successor Corporation does not agree to assume the award or to substitute an equivalent option or right, in which case such Option shall terminate upon the consummation of the transaction.

Notwithstanding the above, in the event of a Change of Control and irrespective of whether outstanding awards are being assumed, substituted or terminated in connection with the transaction, the vesting and exercisability of each outstanding Option shall accelerate such that the Options shall become vested and exercisable to the extent of 100% of the Shares then unvested, and any repurchase right of the Company with respect to shares issued upon exercise of an Option shall lapse as to 100% of the Shares subject to such repurchase right prior to consummation of the Change of Control, in each case effective as of immediately prior to consummation of the transaction.  To the extent that an Option is not exercised prior to consummation of a Corporate Transaction in which the Option is not being assumed or substituted, such Option shall terminate upon such consummation and the Administrator shall notify the Optionee or holder of such fact at least five (5) days prior to the date on which the Option terminates.

(d) Certain Distributions.  In the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

13. Time of Granting Options.  The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator, provided that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee’s employment relationship with the Company.  Notice of the determination shall be given to each Employee, Director or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

14. Amendment and Termination of the Plan.

(a) Authority to Amend or Terminate.  The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation (other than an adjustment pursuant to Section 12 above) shall be made that would materially and adversely affect the rights of any Optionee under any outstanding grant, without his or her consent.  In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

(b) Effect of Amendment or Termination.  Except as to amendments which the Administrator has the authority under the Plan to make unilaterally, no amendment or termination of the Plan shall materially and adversely affect Options already granted, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee or holder and the Company.

15. Conditions Upon Issuance of Shares.  Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel.  As a condition to the exercise of an Option, the Company may require the person exercising the award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.  Shares issued upon exercise of Options granted prior to the date on which the Common Stock becomes a Listed Security shall be subject to a right of first refusal in favor of the Company pursuant to which the Participant will be required to offer Shares to the Company before selling or transferring them to any third party on such terms and subject to such conditions as is reflected in the applicable Option Agreement.

16. Reservation of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

17. Agreements.  Options shall be evidenced by Option Agreements in such form(s) as the Administrator shall from time to time approve.

18. Shareholder Approval.  If required by the Applicable Laws, continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted.  Such shareholder approval shall be obtained in the manner and to the degree required under the Applicable Laws.

19. Information and Documents to Optionees and Purchasers. Prior to the date, if any, upon which the Common Stock becomes a Listed Security and if required by the Applicable Laws, the Company shall provide financial statements at least annually to each Optionee and to each individual who acquired Shares pursuant to the Plan, during the period such Optionee or purchaser has one or more Options outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares.  The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

APPENDIX B

PROXY CARD FOR ANNUAL MEETING OF STOCKHOLDERS OF

GENOSYS, INC

This Proxy is Solicited on Behalf of the Board Of Directors. The undersigned hereby appoints Clark M. Mower as Proxy, with the power to appoint his substitute and hereby authorize them to represent and to vote, as designated below, all voting shares of stock of GeNOsys, Inc. held of record by the undersigned on May 11, 2007, at the annual meeting of stockholders to be held on June 27, 2007, or any adjournment thereof.

1.  Election of Nominee Directors

Class I:
☐ FOR Clark M. Mower	☐ WITHHOLD AUTHORITY to vote for Clark M. Mower
Class II:
☐ FOR John R.W. Miller	☐ WITHHOLD AUTHORITY to vote for John R.W. Miller
Class III:
☐ FOR John P. Livingstone	☐ WITHHOLD AUTHORITY to vote for John P. Livingstone

2.  Amend GeNOsys’ Articles of Incorporation to increase the number of shares of common stock authorized for issuance to 100,000,000.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. To approve the 2007 GeNOsys, Inc. Stock Option Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4. In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting..

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no directions are made, this proxy will be voted for the above Proposals.

Please sign below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2007 Please mark, sign, date, and return the proxy card promptly using the enclosed envelope.

_____________________________________________

(signature)

_____________________________________________

(signature if held jointly)

_____________________________________________

(print name of stockholder(s))